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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 10, 2004
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                      WILSON GREATBATCH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                      1-16137                  16-1531026
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    (State or other jurisdiction of  (Commission File Number)     (IRS Employer
            incorporation)                                   Identification No.)



         9645 Wehrle Drive, Clarence, New York                         14031
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        (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                    Not Applicable
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            (Former name or former address, if changed since last report)









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 ITEM 12.  Results of Operations and Financial Condition.

                  On February 10, 2004, Wilson Greatbatch Technologies, Inc. issued a press release announcing the Company's earnings for the fiscal quarter and full year ended January 2, 2004. A copy of the release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 12.


                  The information contained in this report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exhange Act, except as shall be expressly set forth by specific reference in this filing.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 10, 2004              Wilson Greatbatch Technologies, Inc.

                                       By  /s/ Lawrence P. Reinhold
                                           ------------------------------
                                           Lawrence P. Reinhold
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)






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                                  EXHIBIT INDEX
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EXHIBIT
NUMBER                       DESCRIPTION
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99.1                         Earnings Release of Wilson Greatbatch Technologies,
                             Inc. dated February 10, 2004.